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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                        --------------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 17, 2002

                        --------------------------------

                           GATX Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       1-8319               94-1661392
(State or other jurisdiction of  (Commission file number)   (I.R.S. employer
        incorporation)                                    identification number)


                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5. OTHER EVENTS

GATX FINANCIAL CORPORATION IS A WHOLLY OWNED SUBSIDIARY OF GATX CORPORATION.

ON DECEMBER 17, 2002, GATX CORPORATION ISSUED THE FOLLOWING PRESS RELEASE:

GATX CORPORATION ANNOUNCES INTENT TO SELL GATX VENTURES AND FURTHER CURTAIL NEW INVESTMENT IN SPECIALTY FINANCE SECTOR

         -  Company to focus on rail, air, and technology leasing units
         -  Core markets expected to remain challenging
         -  New management reporting structure implemented

         CHICAGO, December 17 - GATX Corporation (NYSE:GMT) today announced that it intends to sell GATX Ventures, its business unit that specializes in providing secured financing to early stage companies. In addition, GATX announced that it will further curtail new investment in its specialty finance unit.

         Ronald H. Zech, president and CEO of GATX Corporation, stated, "GATX has recently been allocating most of its resources to the rail, air, and technology leasing businesses which constitute 85% of our total asset base. Today, we have taken further steps to concentrate more intently on the markets where we possess both strong market positions and asset expertise. Additionally, this will enable us to streamline our infrastructure and improve operating efficiency. Greater focus and improved efficiency will be important in the near term, as we now anticipate that difficult conditions in our markets will persist throughout 2003 and earnings in our core businesses will face continued negative pressure. Longer term, the steps announced today will better position GATX to improve its performance when conditions in the underlying markets strengthen."

         GATX Ventures, with assets of approximately $280 million, or 4% of GATX's total asset base, has an extensive presence in the U.S. and business partners in Canada and Europe. Mr. Zech added, "GATX Ventures is led by an experienced management team, and the value of this franchise can be maximized by placing it with an owner who is focused on growing this business." Absent a sale, GATX will pursue other alternatives for exiting this business.

         GATX has retained US Bancorp Piper Jaffray as an advisor in the sale process. Questions from interested parties regarding GATX Ventures should be directed to the US Bancorp Piper Jaffray representatives listed at the conclusion of this release.


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Page 2

         GATX's specialty finance unit has approximately $800 million in assets (10% of GATX's total) spread across a portfolio of diversified assets. GATX's Corporate Finance group, in addition to managing third-party assets and pursuing portfolio acquisitions that enhance core operations, will assume responsibility for managing the remaining Specialty portfolio.

         GATX expects that cash generated from the exit of its venture business and the return of capital from the specialty unit will further strengthen the company's liquidity position and will be used for reinvestment in its three core business and for general corporate purposes.

         In conjunction with this announcement, GATX is implementing a new management reporting structure. Alan C. Coe, president of GATX Air, and Thomas
K. McGreal, president of GATX Technology, will join David M. Edwards, president of GATX Rail, in reporting directly to Mr. Zech. Jesse V. Crews, previously the president of GATX Capital, will be leaving GATX but will retain an interim advisory role focused on strategic partner development.

         GATX is also intensifying a review to optimize its cost structure while providing the appropriate infrastructure to manage the exit from the venture business, oversee the remaining specialty portfolio, and efficiently support activities in its core markets. GATX anticipates that charges specific to the steps announced today, such as those associated with staff reductions, will be taken in the 2002 fourth quarter.

* Asset values are as of September 30, 2002

COMPANY DESCRIPTION

         GATX Corporation (NYSE:GMT) is a specialized finance and leasing company combining asset knowledge and services, structuring expertise, partnering and risk capital to serve customers and partners worldwide. GATX specializes in railcar and locomotive leasing, aircraft operating leasing, and information technology leasing.



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Page 3

FORWARD-LOOKING STATEMENTS

Certain statements within this document may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expects," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to, general economic conditions; aircraft and railcar lease rate and utilization levels; conditions in the capital markets and the potential for a downgrade in our credit rating, either of which could have an effect on our borrowing costs or our ability to access the markets for commercial paper or secured and unsecured debt; dynamics affecting customers within the chemical, petroleum and food industries; unanticipated costs or issues arising from the Federal Railroad Administration's Railworthiness Directive HM-04 or subsequent regulatory rulings that impact the economic value of assets; competitors in the rail and air markets who may have access to capital at lower costs that GATX; additional potential write-downs and/or provisions within GATX's portfolio; impaired asset charges; and general market conditions in the rail, air, technology, venture, and other large-ticket industries.

FOR FURTHER INFORMATION CONTACT:
ANALYSTS & INVESTORS:
Robert C. Lyons
Vice President, Investor Relations
GATX Corporation
312-621-6633

INVESTMENT BANKING CONTACT FOR SALE OF GATX VENTURES:
Robert P. Rinek                     Peter M. Gill
Managing Director                   Managing Director
US Bancorp Piper Jaffray            US Bancorp Piper Jaffray
612-303-6306                        612-303-6312

TO BE REMOVED FROM THE CONTACT LIST OR TO REQUEST ADDITIONAL COPIES OF THIS
RELEASE:
Irma Dominguez
312-621-8799
irma.dominguez@gatx.com

Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  GATX FINANCIAL CORPORATION
                                               ---------------------------------
                                                         (Registrant)


                                                       /s/ Brian Kenney
                                               ---------------------------------
                                                        Brian A. Kenney
                                                   Senior Vice President and
                                                    Chief Financial Officer
                                                   (Duly Authorized Officer)



Date: December 17, 2002